UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2016

Central Index Key Number of the issuing entity: 0001687374
Morgan Stanley Capital I Trust 2016-BNK2
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-05	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 1.01. Entry into a Material Definitive Agreement.

On or about November 22, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2(the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2016-BNK2, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E-1, Class E-2, Class E, Class F-1, Class F-2, Class F, Class EF, Class G-1, Class G-2, Class G, Class EFG, Class H-1, Class H-2, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about November 22, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty (40) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on forty-three (43) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 4, 2016, between the Registrant and WFB, certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 4, 2016, between the Registrant and MSMCH, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 4, 2016, between the Registrant and BANA.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Academy Securities, Inc. (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 4, 2016, between the Registrant, MSMCH and the Underwriters, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Academy Securities, Inc. (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of November 4, 2016, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended and (iii) the sale of the RR Interest by the Registrant to WFB, BANA and Morgan Stanley Bank, N.A. (collectively, in such capacities, the “Retaining Parties”) in one or more transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 7, 2016 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated November 7, 2016.

In addition, the mortgage loans secured by the mortgaged properties identified as “101 Hudson Street,” “Harlem USA,” “The Orchard,” “Fremaux Town Center” and “American Greetings HQ” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “101 Hudson Street Whole Loan,” the “Harlem USA Whole Loan,” “The Orchard Whole Loan,” the “Fremaux Town Center Whole Loan” and the “American Greetings HQ Whole Loan” respectively). The initial holders of the promissory notes evidencing the 101 Hudson Street Whole Loan have entered into an intercreditor agreement, dated as of November 3, 2016 and attached hereto as Exhibit 99.4, that sets forth the respective rights of each such noteholder with respect to the 101 Hudson Street Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Harlem USA Whole Loan have entered into an intercreditor agreement, dated as of September 28, 2016 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the Harlem USA Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing The Orchard Whole Loan have entered into an intercreditor agreement, dated as of October 17, 2016 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to The Orchard Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Servicing Shift Whole Loans.” The initial holders of the promissory notes evidencing the Fremaux Town Center Whole Loan have entered into an intercreditor agreement, dated as of November 22, 2016 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Fremaux Town Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans— The Servicing Shift Whole Loans.” The initial holders of the promissory notes evidencing the American Greetings HQ Whole Loan have entered into an intercreditor agreement, dated as of October 27, 2016 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the American Greetings HQ Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans— The Servicing Shift Whole Loans.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement; provided, that with respect to each of The Orchard Whole Loan, the Fremaux Town Center Whole Loan and the American Greetings HQ Whole Loan, upon the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization, as described in the Prospectus under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans— Servicing of the Servicing Shift Mortgage Loans.”

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The mortgage loans secured by the mortgaged properties identified as “Huntington Center,” “One Penn Center,” “International Square,” “Briarwood Mall” and “Conrad Indianapolis” on Exhibit B to the Pooling and Servicing Agreement (the “Huntington Center Mortgage Loan,” the “One Penn Center Mortgage Loan,” the “International Square Mortgage Loan,” the “Briarwood Mall Mortgage Loan” and the “Conrad Indianapolis Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes (and, in the case of the International Square Mortgage Loan, one or more subordinate promissory notes) that are not an asset of the Issuing Entity (the “Huntington Center Whole Loan,” the “One Penn Center Whole Loan,” the “International Square Whole Loan,” the “Briarwood Mall Whole Loan” and the “Conrad Indianapolis Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Huntington Center Whole Loan have entered into an intercreditor agreement, dated as of October 7, 2016 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Huntington Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the One Penn Center Whole Loan have entered into an intercreditor agreement, dated as of August 18, 2016 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the One Penn Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The holders of the promissory notes evidencing the International Square Whole Loan have entered into an intercreditor agreement, dated as of August 17, 2016 and attached hereto as Exhibit 99.11, that sets forth the respective rights of each such noteholder with respect to the International Square Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Briarwood Mall Whole Loan have entered into an intercreditor agreement, dated as of August 15, 2016 and attached hereto as Exhibit 99.12, that sets forth the respective rights of each such noteholder with respect to the Briarwood Mall Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Conrad Indianapolis Whole Loan have entered into an intercreditor agreement, dated as of November 3, 2016 and attached hereto as Exhibit 99.13, that sets forth the respective rights of each such noteholder with respect to the Conrad Indianapolis Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.”

The Huntington Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSBAM 2016-C31 securitization transaction, dated as of November 1, 2016 (the “MSBAM 2016-C31 PSA” attached hereto as Exhibit 4.2), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Huntington Center Mortgage Loan” in the Prospectus, the terms and conditions of the MSBAM 2016-C31 PSA applicable to the servicing of the Huntington Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

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The One Penn Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the WFCM 2016-BNK1 securitization transaction, dated as of August 1, 2016 (the “WFCM 2016-BNK1 PSA” attached hereto as Exhibit 4.3), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the One Penn Center Mortgage Loan” in the Prospectus, the terms and conditions of the WFCM 2016-BNK1 PSA applicable to the servicing of the One Penn Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The International Square Whole Loan will be serviced and administered under the trust and servicing agreement for the BAMLL 2016-ISQR securitization transaction, dated as of August 17, 2016 (the “BAMLL 2016-ISQR TSA” attached hereto as Exhibit 4.4), between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the International Square Mortgage Loan” in the Prospectus, the terms and conditions of the BAMLL 2016-ISQR TSA applicable to the servicing of the International Square Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Briarwood Mall Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSBAM 2016-C30 securitization transaction, dated as of September 1, 2016 (the “MSBAM 2016-C30 PSA” attached hereto as Exhibit 4.5), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Briarwood Mall Mortgage Loan” in the Prospectus, the terms and conditions of the MSBAM 2016-C30 PSA applicable to the servicing of the Briarwood Mall Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Conrad Indianapolis Whole Loan will be serviced and administered under the pooling and servicing agreement for the WFCM 2016-C36 securitization transaction, dated as of November 1, 2016 (the “WFCM 2016-C36 PSA” attached hereto as Exhibit 4.6), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Conrad Indianapolis Mortgage Loan” in the Prospectus, the terms and conditions of the WFCM 2016-C36 PSA applicable to the servicing of the Conrad Indianapolis Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

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Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:
1.1	Underwriting Agreement, dated as of November 4, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Trust and Servicing Agreement, dated as of August 17, 2016, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
4.5	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.6	Pooling and Servicing Agreement, dated as of November 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 7, 2016, which such certification is dated November 7, 2016.

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99.1	Mortgage Loan Purchase Agreement, dated November 4, 2016, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated November 4, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated November 4, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Agreement Between Note Holders, dated as of November 3, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder and Barclays Bank PLC, as Initial Note A-5 Holder.
99.5	Agreement Between Note Holders, dated as of September 28, 2016, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of October 17, 2016, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.7	Agreement Between Note Holders, dated as of November 22, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder and Wells Fargo Bank, National Association, as Initial Note A-3 Holder.
99.8	Agreement Between Note Holders, dated as of October 27, 2016, by and between Bank of America, N.A., as Initial Note A-1-1 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of October 7, 2016, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.
99.10	Agreement Between Note Holders, dated as of August 18, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.
99.11	Co-Lender Agreement, dated as of August 17, 2016, by and among Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note B Holder.
99.12	Agreement Between Note Holders, dated as of August 15, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder
99.13	Agreement Between Note Holders, dated as of November 3, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane H. Lam Name: Jane H. Lam Title: Vice President

Date: November 22, 2016

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 4, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Trust and Servicing Agreement, dated as of August 17, 2016, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
4.5	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.6	Pooling and Servicing Agreement, dated as of November 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer

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36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 7, 2016, which such certification is dated November 7, 2016.
99.1	Mortgage Loan Purchase Agreement, dated November 4, 2016, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated November 4, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated November 4, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Agreement Between Note Holders, dated as of November 3, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder and Barclays Bank PLC, as Initial Note A-5 Holder.
99.5	Agreement Between Note Holders, dated as of September 28, 2016, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of October 17, 2016, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.7	Agreement Between Note Holders, dated as of November 22, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder and Wells Fargo Bank, National Association, as Initial Note A-3 Holder.

99.8	Agreement Between Note Holders, dated as of October 27, 2016, by and between Bank of America, N.A., as Initial Note A-1-1 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of October 7, 2016, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.
99.10	Agreement Between Note Holders, dated as of August 18, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.
99.11	Co-Lender Agreement, dated as of August 17, 2016, by and among Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note B Holder.
99.12	Agreement Between Note Holders, dated as of August 15, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.13	Agreement Between Note Holders, dated as of November 3, 2016, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.

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